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RS INVESTMENT TRUST
PROSPECTUS SUPPLEMENT
TO PROSPECTUS DATED MAY 1, 2003

RS SMALLER COMPANY GROWTH FUND

The Board of Trustees has approved a change in the investment strategies of RS Smaller Company Growth Fund, so that the maximum market capitalization of companies currently considered by RS Investments to be smaller companies will be $1.5 billion. The change will become effective 60 days after current shareholders of the Fund are notified of the change.

When the change becomes effective:

- The first sentence under "Principal Investment Strategies" on page 18 of the prospectus is expected to read as follows: "The Fund invests primarily in smaller companies."

- The section entitled "Principal Investments" on page 18 of the prospectus is expected to read as follows:

  "The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be smaller companies - currently, companies with market capitalizations of $1.5 billion or less. Historically, the Fund has invested in companies with market capitalizations on the smaller side of this range. The Fund may at times invest a substantial portion of its assets in technology companies."

October 2, 2003

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